Removing the Truck from the Carbon Equation Deep Dive Nikola Two Prototype

Disclaimer Certain statements included in this presentation that are not historical facts are forward looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward looking statements include, but are not limited to, statements regarding the company’s expectations regarding its business, business model and strategy; the company’s expectations regarding its projected truck builds and related specifications; the company’s expectations for its trucks and market acceptance of electric trucks; and market opportunity. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Nikola’s management and are not predictions of actual performance. Forward looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements, including but not limited to general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; the outcome of legal proceedings to which Nikola is, or may become a party; failure to realize the anticipated benefits of the recently completed business combination; the conversion of pre-orders into binding orders; risks related to the rollout of Nikola’s business and the timing of expected business milestones; the effects of competition on Nikola’s future business; the availability of capital; and the other risks detailed from time to time under the heading "Risk Factors" in Nikola’s reports filed with the Securities and Exchange Commission, including its quarterly report on Form 10-Q for the quarter ended June 30, 2020 and other documents Nikola files with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward looking statements. These forward looking statements speak only as of the date hereof and Nikola specifically disclaims any obligation to update these forward looking statements. This presentation contains trademarks and trade names that are the property of their respective owners.

AGENDA

- Nikola Overview & Timeline
- Nikola Two Fuel Cell Vehicle – Alpha Prototypes
  - Patented Technology
  - Hydrogen Storage & Fuel Cell
  - Development & Validation Testing
- Nikola Tre BEV and FCEV Preview
- HD Hydrogen Fueling Stations
  - HD H2 Fueling & Communications Development
- US DOE Project: Nikola Novel HD Fuel Cell MEA
- Conclusion


NIKOLA

FC vehicles + H2 infrastructure Fuel cell trucks HD H2 stations § Long Range, Heavy Duty § < 20 min Fast Fueling (in Class 8 / 40-ton development with NEL) Commercial Vehicle § 8T On-Site Hydrogen Generation § High Torque & Power from Grid with Supplemented Output Renewable Energy § Zero Tailpipe Emissions § 10T Onsite Storage and Very Low WTW § Heavy Duty & Light Duty Fueling

§ NORTH AMERICA § EUROPE & NORTH AMERICA § FCEV § BEV & FCEV Status: Status: Alpha Prototypes developed 2018, debut April 2019 Developed with CNHi, based on Iveco S-Way § Dyno and closed course testing (Michigan and Arizona) § BEV (720kWh) Prototypes are being built in Germany, SOP (Ulm) § Public demonstration at Nikola World and beer delivery at in Q4 2021 Anheuser Busch Sustainability event § FCEV Prototypes will be built in 2021, SOP in 2023 § Bosch Fuel Cell System used in Prototype § Bosch Fuel Cell System

Nikola High Level Milestone Plan

Nikola Two FCEV Alpha Prototype POWER ELECTRONICS / DISTRIBUTION UNIT Distributes energy to axles and vehicle Energy Flow & Conversion DUAL Stack FUEL CELL Generates Electricity 240 kW Fuel Cell (Gross) E-AXLES / ELECTRIC MOTORS Heavy-Duty Application Power the Drive Axles Custom Build Motor and transmission in on compact unit Dual-motor commercial-vehicle eAxle 2 motors (per axle) Torque vectoring capable Independent suspension Independent Control Stability Improved ride HYDROGEN TANKS BATTERIES Hydrogen Storage Handle Dynamic Load Conditions (Acceleration, Regenerative Braking) 61 kg 250 kWh, 710 Volt capable battery pack

Nikola Two System Integration patents 10589788/ 20200239076- Vehicle Frame Arrangement EP3705321A1- Vehicle Rear Suspension

Nikola Two System Integration patents 10589788/ 20200239076- Vehicle Frame Arrangement

Nikola two Hydrogen storage § Nine 70MPa Type IV Hydrogen Tanks, 61kg Hydrogen Storage § Light-duty valving from production FCEVs § Partially validated GTR #13 Test/ CSA with 20,000 hydraulic fueling cycles, Valves Design Validation Tested. § Light-duty Refueling with Nikola-specific SAE J2799/ J2601 Communication to Station § Integrated Fire Shield between Battery System and HSS (Patent Pending) § Six H2 Detectors mounted throughout vehicle

NIKOLA TWO
ALPHA FUEL CELL SYSTEM
BOSCH-POWERCELL TWINBOX

- System power 240kW total
    - 2x 120kW Stack Gross
    - 2x 100kW System Net
- Based on PowerCell S3 Stack
- Alpha/Beta level Balance of Plant components
- Shock, Vibration Resistant
- Series suppliers for Stack (Freudenberg, Umicore, DANA, etc.)




POWERCELL*
[Complete fuel cell stack]
FREUDENBERG
INNOVATING TOGETHER
[Gas diffusion layer]
umicore
[Fuel cell catalyst powder]
DANA
[Complete metallic bipolar plates with integrated seal]
Greenerity®
[Complete integrated 5-layer membrane electrode assemblies]

*Images from PowerCell website

Fuel cell Stack External Testing § Fuel Cell Stack Testing (120kW) FAT & DV Testing on Greenlight FC Test Stand § Polarization RH-Stoichiometry-Pressure Sensitivity/ Dynamic Drive Cycle § Initial Accelerated Stress Test (AST) Evaluation Full FC Stack FAT

Fuel cell System External Testing § Two Single Stack Fuel Cell System Testing for FAT and Basic Function Test § Functional Safety HV/H2 Safety (Shutoff) Testing including DCDC Converter § FCCU Calibration Testing (Operation/ Diagnostics)

Vehicle Safety § Crash modeling: Conducted crash models to simulate frontal and lateral impacts to identify safety issues and optimize design § Simulations from validated Crash: Provided critical safety characteristics such as crash displacements, setting of sensors, isolation of HV bus Fuel Cell H2 Storage Battery

Nikola Tre BEV § BEV Prototypes being built in Ulm, Germany § 720kWh battery storage / 350kW charging § 480 kW (640 hp) continuous power output at nominal voltage § Dual motor gearbox integrated into solid axle

Nikola Tre Fuel-Cell Truck * Image courtesy of Bosch

Nikola’s H2 station at phoenix headquarters: HD/LD DEVELOPMENT H2 Fueling STATION with 1000kg storage and dispensing capabilities 17

70 MPa <20 min 60-80 kg

8T/Day H2 Station Concept: 70 Mpa Heavy Duty & Light Duty Zero Emission Conversion of Electricity Onsite Hydrogen Fast 70 MPA Fast 70 MPA Hydrogen Fuel Power Generation To Hydrogen via Electrolysis Storage Supply Fueling Station Hydrogen Dispenser Cell Vehicles LD Fast Charging LD Hydrogen Fueling HD Hydrogen Fueling

HD Fueling Equipment Development § HD H70HF Fueling Nozzle § Receptacle § Hose § Breakaway

DURABLE MEAS FOR HD FCE TRUCKS

DOE PROJECT I

- The goal of this project is to
  - Reduce/eliminate crack formation during deposition/operation → **improve durability**
  - Improve catalyst utilization → **Use less PGM**
  - More effectively orient ionomer, reducing SO_3^- poisoning → **better mass transport and ORR activity**
  - Accurately control pore-size distribution → **better water management and mass transport**
- Technology Improvement Targets:
  - At high RH: Reduction in flooding from "macro" pores
  - At low RH: Improvement in ionic conductivity from water condensation in primary pores



Northeastern University
Catalyst
- Highly active and durable Pt alloy catalyst
- Physical/electrochemical Characterization
Georgia Tech
Modeling
- Catalyst layer & MEA parameter
Carnegie Mellon University
Electrode synthesis
Iterative MEA design
NIKOLA
- CL/MEA Development
- MEA Performance and Durability Testing
MEA Fabrication
Los Alamos NREL
(Conventional MEA fabrication/baseline only)
Carnegie Mellon University
Post-mortem analysis
MEA testing, component AST & characterization
CL/MEA physical analysis
Carnegie Mellon University
Oak Ridge National Laboratory
Los Alamos NREL

MEA Design Approach



Catalyst
Ionomer
Void space
GDL+MPL
Catalyst Layer
Membrane
Primary pores will be more accessible in core due to low ionomer coverage.
Percentage of primay pore volume to total pore volume (%)
There will be a larger percentage of "Macro" pores between spheres
Secondary pore diameter (nm)

Reference 2020 US DOE AMR Publication

https://www.hydrogen.energy.gov/pdfs/review20/fc326_murthi_2020_p.pdf

- **Northeastern (Prof. Mukerjee)**: Dual IBAD technique to produce durable catalyst powders
- **Georgia Tech. (Prof. Xia)**: Synthesize supported durable cuboctahedral PtCo catalyst
- **Nikola**: **Novel durable CL/MEA structure** (Nikola IP), to form layered structures of catalyst powders and ionomer
- **CMU (Prof. Litster)**: Create CL transport models and recommend MEA formulation/optimization based on feedback from X-ray computed tomography and pFIB-SEM imaging

ADVANCED MEMBRANE FOR HD TRUCKS

DOE PROJECT II

FY '20 DOE ADVANCED MEMBRANE PROJECT:

- Objectives:
  - MEA based on reinforced PFSA membrane that meets performance/durability targets at ≥ 95°C
  - Reduce radical scavenger mobility
  - Prevent ionomer radical attack
  - Develop & validate HD-specific membrane AST in conjunction with DOE FC-PAD
- Partner:
  - Chemours
    - New membrane chemistry and architecture with an immobilized radical scavenger
    - High(er) Temp. Stability – develop ionomer/reinforcement architecture
    - optimizing membrane thickness for reduced gas crossover

OVERALL MEA DEVELOPMENT AT NIKOLA:

- Design and Develop MEAs optimized for
  - High efficiency
  - Cost
  - Durability under HD Drive Cycles
- Develop Accelerated Stress Tests (ASTs) specific to HD truck operating conditions
  - Predict fuel cell stack failure modes
  - Develop mitigation strategies
    - Materials
    - Appropriate control strategies

Reference: US DOE HT Membrane Workshop Presentation (Sept. 2020)

Patent application families PATENT TITLE STATUS OF U.S. APPLICATION* Vehicle Frame Arrangement Issued – 10,589,788 High Volume, Fast H2 Fueling of a Heavy-Duty Vehicle Not Yet Published H2 Fueling with Bi-Directional Communication Issued – 10,800,281 Cooling System for Fuel Cell Stacks Not Yet Published Method of Operating a Fuel Cell System for a Motor Vehicle Not Yet Published Pressurized Vessel Heat Shield and Thermal Pressure Relief System Not Yet Published Catalyst Layers of Membrane-Electrode Assemblies and Methods of Making Same Not Yet Published Systems, Methods, and Devices for Cation-Associating Fuel Cell Components Not Yet Published These patent applications are directed to intellectual property developed jointly by Nikola and its partners, as well as intellectual property developed solely by Nikola. *This only denotes the status of U.S. applications. Status of related applications in other jurisdictions may differ.

conclusion § Nikola Two is a running Fuel Cell Electric Prototype and in operation since 2019. § Nikola owns IP related to vehicle integration, H2 storage & fueling, FC & system control, electric axle, suspension, and more. § Nikola Tre BEV Truck 2021, FCEV Truck 2023, developed together with Iveco and based on S-Way chassis and cab. § Nikola Co-Developing 70MPa HD Fueling and evaluating Fueling Hardware (nozzles, etc.) with industry group. § Nikola H2 stations will be available to both lease customers and public for Heavy Duty and Light Duty fueling. § Nikola working on DOE funded MEA development projects to meet durability requirements for HD (next generation fuel cell).

TRANSPORTING THE FUTURE TO NOW.